UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): January 27, 2006
                                                  (January 24, 2006)

                              OHIO VALLEY BANC CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                                     ------
                 (State or other jurisdiction of incorporation)

                   0-20914                       31-1359191
                  ---------                     ------------
          (Commission File Number)  (IRS Employer Identification No.)

                    420 Third Avenue, Gallipolis, Ohio 45631
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications  pursuant  to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers
--------------------------------------------------------------------------------

On January 24, 2006, the Board of Directors (the "Board") of Ohio Valley Banc Corp. (the "Company") voted, pursuant to Section 2.02(C) of the Company's Code of Regulations, to increase the number of directors of the Company from nine to eleven, and elected Robert E. Daniel and Roger D. Williams to the Board. Mr. Williams was added to the class of directors of the Company whose term of office will expire at the Company's annual meeting of shareholders in 2006 and Mr. Daniel has been added to the class of directors of the Company whose term of office will expire at the Company's annual meeting of shareholders in 2007. The Board did not appoint Mr. Daniel or Mr. Williams to any committees of the Board.

Mr. Daniel has been employed as the Clinic Administrator of the Holzer Clinic, Holzer Medical Center since 1971. He is also Vice President of the Gallia County Community Improvement Corporation. Mr. Daniel has served as a director of the Company's subsidiary bank, The Ohio Valley Bank (the "Bank") since April 2005.

Mr. Williams has been employed as the Executive Vice President the Food Products Division of Bob Evans Farms, Inc. since 1997 and has been an officer of Bob Evans Farms, Inc. for approximately 25 years. Mr. Williams has served as a director of the Bank since April 2005.

During the Company's fiscal year ended December 31, 2005, each of Messrs. Daniel and Williams, members of their immediate families, and corporations with which they are associated, were involved in banking transactions with the Bank in the ordinary course of business and in compliance with applicable federal and state laws and regulations. It is expected that similar banking transactions will be entered into in the future. Loans to these persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or its subsidiaries. These loans have been subject to and are presently subject to no more than a normal risk of uncollectibility and present no other unfavorable features.

On January 25, 2006, the Company issued a press release announcing the election of Messrs. Daniel and Williams to the Board. A copy of the press release is included with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c) Exhibits - The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.    Description
-----------    -----------
99.1           Press   release  issued  by Ohio Valley Banc Corp. on January 25,
               2006.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 OHIO VALLEY BANC CORP.


Date: January 27, 2006                       By:  /s/ Jeffrey E. Smith
                                                 -------------------------------
                                                 Jeffrey E. Smith, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number                      Description
--------------                      -----------
    99.1                            Press  release  issued by  Ohio  Valley Banc
                                    Corp. on January 25, 2006.








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